Exhibit 10.4

ASSIGNMENT AGREEMENT

ASSIGNMENT AGREEMENT (the “Agreement”), dated as of July 20, 2020, by and between Joseph Gallo (“Assignor”) and Jeffrey M. Canouse (“Assignee”).

The Seller is the holder of 6,177,000 shares of common stock (the “Shares”) issued by Madison Technologies, Inc. (the “Company”), in connection with Seller’s role as chief executive officer of the Company (the “Shares”).

Assignor desires to assign Shares to Assignee, and Assignee desires to receive Shares from Assignor. Parties are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the Securities Act of 1933, as amended (the “1933 Act”);

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. ASSIGNMENT OF SHARES.

a. The date and time of the Assignment of the Shares pursuant to this Assignment shall be no later than July 20, 2020.

2. PARTIES REPRESENTATIONS AND WARRANTIES. The Parties represents and warrants that:

a. Accredited Purchaser; Assignee represents that it is an “Accredited Investor” as defined in Regulation D under the Securities Act of 1933. Assignee reserves the right to transfer the Shares at any time in accordance with Federal and state securities laws.

b. Governmental Review. Assignee understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares thereunder.

c. Title. Assignor has good and marketable title to the Shares.

Governing Law; Jurisdiction. THIS AGREEMENT SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITH SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL OR STATE COURTS LOCATED IN NEW YORK COUNTY, NEW YORK WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT.

Counterparts; Signatures by Facsimile. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

IN WITNESS WHEREOF, the Parties have caused this Assignment Agreement to be duly executed as of the date first above written.

ASSIGNOR

/s/Joseph Gallo
Joseph Gallo

ASSIGNEE

/s/Jeffrey M. Canouse
Jeffrey M. Canouse